UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2008
U.S. AUTO PARTS NETWORK, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17150 South Margay Avenue, Carson, CA		90746
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (310) 735-0085
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 29, 2008, U.S. Auto Parts Network, Inc. (the “Company”) has retained Mehran Nia, a Director of the Company (and the former Chief Executive Officer) to provide consulting services to the Company.  Mr. Nia will receive $10,000 monthly during the consulting period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2008                                                 U.S. AUTO PARTS NETWORK, INC.

By:  /s/ MICHAEL J. MCCLANE
Michael J. McClane,
Chief Financial Officer